                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                         INFORMATION STATEMENT PURSUANT
                             TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

         [ ]      Preliminary information statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c- 6(d)(2))
         [x]      Definitive information statement


                                 ISNI.net, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

         [ ]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14c-5(g)
                  and 0-11

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

         [x]      Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

-        Amount previously paid:

-        Form, schedule or registration statement no.:

-        Filing party:

-        Date filed:

                                TABLE OF CONTENTS

I. LETTER TO SHAREHOLDERS.........................................................................................4

II. SUMMARY TERM SHEET............................................................................................5
         A. THE PARTIES ..........................................................................................5
         B. KEY TERMS OF AGREEMENT AND PLAN OF MERGER.............................................................5
         C. REASONS FOR ENGAGING IN THIS TRANSACTION .............................................................6
         D. VOTE REQUIRED FOR APPROVAL OF TRANSACTION.............................................................6
         E. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION ..........................................................6

III. THE PLAN OF REORGANIZATION...................................................................................6
         A. BACKGROUND OF THE OFFER AND THE PLAN OF REORGANIZATION ...............................................6
         B. PARTIES TO THE AGREEMENT AND PLAN OF REORGANIZATION ..................................................6
                  1. EXECUTIVE OFFICES OF PARTIES ................................................................6
                  2. ABOUT ISNI'S BUSINESS........................................................................7
                  3. ABOUT WWI'S BUSINESS ........................................................................7
         C. MERGERS, CONSOLIDATION, ACQUISITIONS AND SIMILAR MATTERS..............................................7
         D. RECOMMENDATION AND REASONS OF THE ISNI BOARD FOR ENGAGING
                  IN THE TRANSACTION .............................................................................7
         E. MATERIAL TERMS OF AGREEMENT AND PLAN OF MERGER--SUMMARY
                  OF TRANSACTION .................................................................................7
         F. REGULATORY APPROVALS REQUIRED ........................................................................7
         G. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION ..........................................................8

IV. GENERAL INFORMATION...........................................................................................8
         A. DATE, TIME AND PLACE INFORMATION .....................................................................8
         B. DISSENTERS' RIGHTS....................................................................................8
         C. VOTING SECURITIES.....................................................................................8
         D. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                  MANAGEMENT......................................................................................9
         E. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...............................................9
         F. DIRECTORS AND EXECUTIVE OFFICERS .....................................................................9
                  1. Biographical Information ....................................................................9
                  MANAGEMENT......................................................................................9
                  INFORMATION CONCERNING THE BOARD OF DIRECTORS AND
                           COMMITTEES ...........................................................................11
         G. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.....................................................11
                  Summary Compensation Table.....................................................................11
                  Need info of Werner must put some info in......................................................12
         H. AMENDMENTS OF CHARTER, BYLAWS OR OTHER DOCUMENTS ....................................................12
         SIGNATURES..............................................................................................12

V. EXHIBIT INDEX.................................................................................................12

I. LETTER TO SHAREHOLDERS

                                ISNI.net, Inc.
                              204 East McKenzie Street
                               Unit D
                                 Punta Gorda,  Fl. 33950

August 30, 2001
Dear Shareholder:

         The enclosed information statement is being furnished to shareholders of record on August 24, 2001 of ISNI.net, Inc. ("ISNI.net,Inc." "We," "Our, "Us,"), a Delaware corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

         1. To acquire all of the issued and outstanding shares of stock of World Wide Internet, Inc. ("WWI") as a wholly owned subsidiary in exchange for 19,500,000 shares of our common stock, subject to satisfaction of the terms and conditions set forth in the Agreement and Plan of Merger ("APM") (see Annex A of Information Statement).

         2. The issuance of 3,900,000 newly created Class B Common shares to Werner Ebner in exchange for the 23,008,000 Class A common shares owned by Werner Ebner.

           WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

         Our board of directors has fully reviewed and approved the actions in connection with the above-referenced Agreement and Plan of Merger ("APM") and has determined that the consideration to our shareholders is fair for our acquisition of WWI.

         Holders of approximately 86% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

By Order of the Board of Directors,



/s/ J. Lesly Benoit, Jr.

J. Lesly Benoit, Jr., Chief Financial Officer

            The date of this Information Statement is August 30, 2001

                             II. SUMMARY TERM SHEET

         This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Agreement and Plan of Merger ("APM") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.

A. THE PARTIES

ISNI.net, Inc. ("ISNI," "WE," "OUR," "US"):

         ISNI.net, Inc. is a Delaware corporation formed on August 31, 1999 originally named Hawkeye Corporation a developmental stage company created to engage in a merger or acquisition.. On March 22, 2000, Hawkeye and Internet Services Network, Inc. entered into a merger agreement, which provided for the merger of Internet Services Network, Inc. into Hawkeye. Internet Services Network, Inc. was formed under the laws of the State of Florida under the name Internet Services Network, Inc. on October 9, 1997. We subsequently changed our name to ISNI.net, Inc. We operate as an Internet Service Provider (ISP) in the city of Punta Gorda and surrounding areas of Charlotte County, Florida. We have been a publicly reporting company filing with the Securities and Exchange Commission since filing our initial registration statement September of 1999.

World Wide Internet, Inc. ("WWI"):

         WWI is a private Delaware corporation that provides connectivity to the Internet as well as tailored IP-based) network services for businesses and consumers.. WWI provides connectivity to the Internet as well as tailored, value-added IP-based network services for businesses and consumers. To provide these services, the Company utilizes cutting edge technology of ATM in conjunction with its low/fixed latency, high-throughput network, employing its advanced network architecture and the Internet. WWI's service offerings for enterprises include DAFs with a focus on backbone connectivity, VPNs, remote access services and Web hosting services. These services enable enterprises to take advantage of standard Internet tools such as browsers and high-performance servers for customized data communications within an enterprise and between an enterprise and its suppliers, partners and customers. These services combine the cost advantages of broadbnand connectivity with nationwide access and standard protocols of public networks and the customization, high performance, reliability and security of private networks. To provide these services, the Company employs ATM technology and a low/fixed latency, high-throughput network. WWI's technology allows its customers to create virtual private networks providing talored network access, content and services to enterprise-defined end users

B. KEY TERMS OF AGREEMENT AND PLAN OF MERGER

ISNI.net, Inc. has formed a wholly owned subsidiary corporation ISNI Acquisitions, Inc.

ISNI Acquisitions, Inc. will acquire from Ray Bolouri all the outstanding shares of World Wide Internet, Inc. in exchange for 19,500,000 shares of INSI.net, Inc. common stock.

Werner Ebner, the majority shareholder of ISNI.net, Inc. will exchange his 23,008,000 shares of ISNI.net, Inc. common shares for 3,900,000 newly created Class B Common Shares of the Company.

If at the end of eight (8) months from the closing of this transaction, the market value of Werner Ebner's 3,900,000 Class B common shares is less than 1 million dollars then ISNI.net, Inc. will issue Mr. Ebner additional shares to increase the market value of his holdings to $1,000,000. Once sold by Mr. Ebner, the Class B Common shares convert into Class A Common Shares.

By majority consent, 86% of our shareholders of record on August 30, 2001 approved this transactions

C. REASONS FOR ENGAGING IN THIS TRANSACTION

ISNI.net, Inc. is an Internet Service Provider (ISP) operating in the city of Punta Gorda and surrounding areas of Charlotte County, Florida. We have been a publicly reporting company filing with the Securities and Exchange Commission since filing our initial registration statement September of 1999. The shares of ISNI.net, Inc. are not yet publicly traded. Werner Ebner, the President and majority shareholder of ISNI has moved to the island of Cypress to actively manage other business ventures on the island and wishes to divest himself of his holdings within the United States.

D. VOTE REQUIRED FOR APPROVAL OF TRANSACTION

The majority shareholder of ISNI.net, Inc, who owns 86 % of the outstanding shares of the company approved this transaction.

E. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION

         It is intended by the parties hereto that (a) the Merger shall constitute a reorganization within the meaning of Section 368 of the Code and
(b) this Agreement shall constitute a plan of reorganization within the meaning of Section 368 of the Code.

                         III. THE PLAN OF REORGANIZATION

A. BACKGROUND OF THE OFFER AND THE PLAN OF REORGANIZATION

         ISNI.net, Inc. has formed a wholly owned subsidiary corporation ISNI Acquisitions, Inc.

ISNI Acquisitions, Inc. will acquire from Ray Bolouri all the outstanding shares of World Wide Internet, Inc. in exchange for 19,500,000 shares of INSI.net, Inc. common stock.

Werner Ebner, the majority shareholder of ISNI.net, Inc. will exchange his 23,008,000 shares of ISNI.net, Inc. common shares for 3,900,000 newly created Class B Common Shares.

If at the end of eight (8) months from the closing of this transaction, the market value of Werner Ebner's 3,900,000 Class B common shares is less than 1 million dollars then ISNI.net, Inc. will issue Mr. Ebner additional shares to increase the market value of his holdings to $1,000,000. Once sold by Mr. Ebner, the Class B Common shares convert into Class A Common Shares.

B. PARTIES TO THE AGREEMENT AND PLAN OF REORGANIZATION

1. EXECUTIVE OFFICES OF PARTIES

         ISNI.net, Inc.'s executive offices are located at 204 East McKenzie Street, Unit D, Punta Gorda, Fl. 33950. Telephone: (941) 575-7878, Fax:
(941)-575-8787.

         WWI's executive offices are located at 7918 Jones Branch Drive, Suite 600, McLean, VA 22102, Telephone: (703) 757-5309, Fax:: (413) 826-6218

2. ABOUT ISNI'S BUSINESS

         We are an internet service provider currently serving individuals and small businesses primarily in Charlotte County, Florida. We also provide Web hosting services, a complement to our Internet access business. We offer up to 56K modem access and ISDN (Integrated Digital Service Network) connectivity. As of March 31, 2001, we served approximately 2,160 subscribers, including approximately 30 complementary accounts primarily held by employees and businesses that have generated customers for us and including 36 Web hosting subscribers. In addition to dial-up Internet access and Web hosting, we provide other value-added services such as Web page design and Web-server co-location. The Company's dial-up Internet access and Web hosting are offered in various price and usage plans designed to meet the needs of our customers.

3. ABOUT WWI'S BUSINESS

         WWI is a private Delaware corporation that provides connectivity to the Internet as well as tailored IP-based) network services for businesses and consumers.. WWI provides connectivity to the Internet as well as tailored, value-added IP-based network services for businesses and consumers. To provide these services, the Company utilizes cutting edge technology of ATM in conjunction with its low/fixed latency, high-throughput network, employing its advanced network architecture and the Internet. WWI's service offerings for enterprises include DAFs with a focus on backbone connectivity, VPNs, remote access services and Web hosting services. These services enable enterprises to take advantage of standard Internet tools such as browsers and high-performance servers for customized data communications within an enterprise and between an enterprise and its suppliers, partners and customers. These services combine the cost advantages of broadbnand connectivity with nationwide access and standard protocols of public networks and the customization, high performance, reliability and security of private networks. To provide these services, the Company employs ATM technology and a low/fixed latency, high-throughput network. WWI's technology allows its customers to create virtual private networks providing talored network access, content and services to enterprise-defined end users

C. MERGERS, CONSOLIDATION, ACQUISITIONS AND SIMILAR MATTERS

         The Agreement and Plan of Merger ("APM") between ISNI and WWI, attached hereto as Exhibit A, is the governing document for this transaction. To understand this transaction completely, the APM should be read in its entirety. A summary of the terms of the APM are set forth in Section E that follows.

D. RECOMMENDATION AND REASONS OF THE ISNI BOARD FOR ENGAGING IN THE
TRANSACTION

         The Board has approved the adoption of the APM and recommended it for approval by a majority of the shareholders.

         Management has been actively seeking a business combination with an operating company such that the combination would offer the potential for ISNI.Net, Inc. to grow and develop a business and for its stock to have value for its shareholders. We believe that the acquisition of WWI offers such a potential.

E. MATERIAL TERMS OF AGREEMENT AND PLAN OF MERGER--SUMMARY OF TRANSACTION

         ISNI.net, Inc. has formed a wholly owned subsidiary corporation ISNI Acquisitions, Inc.

ISNI Acquisitions, Inc. will acquire from Ray Bolouri all the outstanding shares of World Wide Internet, Inc. in exchange for 19,500,000 shares of INSI.net, Inc. common stock.

Werner Ebner, the majority shareholder of ISNI.net, Inc. will exchange his 23,008,000 shares of ISNI.net, Inc. common shares for 3,900,000 newly created Class B Common Shares.

If at the end of eight (8) months from the closing of this transaction, the market value of Werner Ebner's 3,900,000 Class B common shares is less than 1 million dollars then ISNI.net, Inc. will issue Mr. Ebner additional shares to increase the market value of his holdings to $1,000,000. Once sold by Mr. Ebner, the Class B Common shares convert into Class A Common Shares

F. REGULATORY APPROVALS REQUIRED

         No federal or state regulatory requirements must be complied with except for compliance with the Federal Proxy Rules of the Securities Exchange Act of 1934 (the "Exchange Act").

         Within no less than 15 days after the date of closing of this transaction, we must file a Current Report on Form 8-K announcing the closing of this transaction. Within no less than 60 days of the final day to file the Current Report on Form 8-K, we must file an amendment to that report providing financial statements for the reverse acquisition.

G. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION

         It is intended by the parties hereto that (a) the Merger shall constitute a reorganization within the meaning of Section 368 of the Code and
(b) this Agreement shall constitute a plan of reorganization within the meaning of Section 368 of the Code.

                             IV. GENERAL INFORMATION

         This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

A. DATE, TIME AND PLACE INFORMATION

    There WILL NOT be a meeting of shareholders and none is required under ss. 251 of the General Corporate Law of Delaware.

         This Information Statement is first being mailed on or about September 19, 2001 to the holders of common stock as of the Record Date, August 31, 2001. Under federal law, the record date was determined as the date that the first public announcement was made of the AGREEMENT AND PLAN OF MERGER.

         PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. ISNI.net, Inc. is subject to the informational requirements of the Exchange Act, and in accordance therewith files annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by ISNI.net, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at commercial Internet sites that provide copies of SEC filings. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting us at telephone: (941) 575-7575, or fax: (941) 575-8787.

         This acquisition of WWI is described in more detail under the section entitled "Exhibit A--Agreement and Plan of Merger ("APM")." If these conditions are satisfied, then under federal law this transfer will not be effective until at least 20 days after this Information Statement was mailed to you.

B. APPRAISAL RIGHTS

         Any stockholder of the corporation who holds shares of stock on the date of the making of a demand pursuant to subsection (d) with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise compiled with subsection (d) of ss. 262 of the General Corporation Law of Delaware and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of the General Corporation Law of Delaware shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in the law..

         The Appraisal Rights of a stockholder are perfected as follows:

         - The constituent corporation or the surviving or resulting corporation shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any and all shares of such class or series of stock of such constituent corporation and shall include in such notice a copy of this section.

         - Any shareholder may within twenty (20) days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation, the appraisal of his shares.

C. VOTING SECURITIES

         Our Articles of Incorporation authorize the issuance of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 26,770,000 are issued and outstanding as of the Record Date. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice. The shares are non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to one vote for each share on all matters to be voted on by the stockholders. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to share ratably in dividends, if any, as may be declared by ISNI.net, Inc. from time-to-time, from funds legally available. In the event of a liquidation, dissolution, or winding up of ISNI.net, Inc, the holders of shares of common stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.

         Our Articles of Incorporation also authorize the issuance of 20,000,000 shares of preferred stock, $0.0001 par value per share, none of which have been issued. We currently have no plans to issue any preferred stock. ISNI's Board of Directors has the authority, without action by the shareholders, to issue all or any portion of the authorized but unissued preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series. The preferred stock, if and when issued, may carry rights superior to those of common stock; however no preferred stock may be issued with rights equal or senior to the preferred stock without the consent of a majority of the holders of then-outstanding preferred stock.

D. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the date of this Information Statement by:
(i) each stockholder known by us to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each of our officers and directors; and (iii) all of our directors and officers as a group.

                  SECURITY OWNERSHIP OF MANAGEMENT.

                                      NAME AND ADDRESS OF               NUMBER OF SHARES                  PERCENT
TITLE OF CLASS                          BENEFICIAL OWNER               BENEFICIALLY OWNED                 OF CLASS
--------------                        -------------------              ------------------                 --------
Common Stock                        Werner K. Ebner                        23,008,000                       85.9%
                                    Chief Executive Officer


Common Stock                        Lesly Benoit, Jr.                         250,000                        .09%
                                    Chief Financial Officer

Common Stock                        Dieter Maschewsky                         250,000                        .09%

Common Stock                        Reinhard Schiffel                          10,000                       .004%

Common Stock                        Jeremy Scott Joiner                        10,000                        .004

Common Stock                        Total Officers & Directors             23,508,000                      87.81%

E. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of the our common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during our 2000 fiscal year, all such filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

F. DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT

         The board of directors of ISNI is set at five members. The directors and executive officers of ISNI are as follows:

NAME                      AGE             POSITION                                                  TERM
Werner K. Ebner            53       President, Chief Executive Officer & director                2001-2002
Dieter Maschewsky          54       Chief Operating Officer & director                           2001-2002
J. Lesly Benoit, Jr.       30       Chief Financial Officer, Secretary, & director               2001-2002
Dr. Reinhard Schiffel      57       director                                                     2001-2002
Jeremy Scott Joiner        36       director                                                     2001-2002

WERNER K. EBNER

         Mr. Ebner has served as our President, Chief Executive Officer, and a director since the merger with our predecessor, Internet Services Network, Inc., in March 2000. From October 1997 to March 2000, Mr. Ebner served in those same capacities with Internet Services, which he founded. From April 1995 until the present, Mr. Ebner also has served as the President and a director of Ebner Corporation, an import/export computer wholesaler which he founded. From May 1973 until October 1997, Mr. Ebner served as President of Panatronic AG, a distributor of electronic components, integrated circuits, mainframe computers, personal computers, and PC components. From May 1984 until October 1996, Mr. Ebner was President of Panatronic Far-East, a computer manufacturing facility in Taiwan that supplied personal computers to Panatronic AG and other vendors for distribution in Europe and Asia.

DIETER MASCHEWSKY

         Mr. Maschewsky has served as our Chief Operating Officer, Vice-President, and a director since the merger in March 2000 with Internet Services Network, Inc. He currently is a director of 3D Communications Ltd., a company engaged in wireline and wireless communications in Cairo, Egypt. He also is a director of Telecell Inc. and Telecell International Inc., both of which are engaged in telecommunication consulting services and wireless local loop systems design and engineering. He is a consultant to IQ-Wireless GmbH in Berlin, Germany, a company developing state-of-the-art wireless communication systems, and a director in Wireless Internet Access Corporation, a company affiliated with IQ-Wireless. None of these companies are required to file reports with the SEC. From July 1993 until March 2000, Mr. Maschewsky was President of Telecell Inc. From July 1994 to April 1995, he also worked as a consultant to Christiani & Nielsen PLC, in Bangkok, Thailand, where he was responsible for the formation, registration, and capitalization of a new subsidiary company, Christiani & Nielsen AG, in Berlin.

         Mr. Maschewsky earned his Masters Degree in Science at the University of Clausthal- Zellerfeld in Germany.

J. LESLY BENOIT, JR.

         Mr. Benoit has served as our Chief Financial Officer, Secretary, and a director since the merger with our predecessor in March 2000. From February 2000 to March 2000, Mr. Benoit served as Director of Finance and Chief Financial Officer of our predecessor corporation, Internet Services. From January 1999 until his promotion in February 2000, he served as Controller of Internet Services, Ebner Corporation, and Computer Center Corp., all companies wholly-owned by Mr. Ebner at that time. From October 1998 until January 1999, he was a manager for Ebner Corporation. From September 1997 to June 1998, Mr. Benoit was general manager of Club Benjamenz, a social club in North Carolina, responsible for general management, promotion, marketing, and accounting. From January 1996 to August 1997, he was an accounting clerk/bookkeeper at PLD International Corporation, a Florida-based fragrance wholesaler.

         While Mr. Benoit currently devotes the majority of his time to our business, he also provides administrative services to Ebner Corporation and Computer Center Corp.

PROF. DR. REINHARD SCHIFFEL

         Dr. Schiffel has served as one of our directors since the merger with Internet Services in March 2000. From January 2000 until the present, Dr. Schiffel has served as Chief Executive Officer of IQ- Wireless GmbH, a German corporation, which developed and manufactures the IAP Wireless Broadband System. From January 1995 to December 1999, Dr. Schiffel was the Head of Research and Development at Jenoptik Communications GmbH, a German company, which manufactured wireless local loop systems and other wireless telecommunication products. Dr. Schiffel graduated from the Technical University of Dresden, Germany, with a Dr.sc.techn. .

JEREMY SCOTT JOINER

         Mr. Joiner has served as one of our directors since the merger with Internet Services in March 2000. From August 1997 to the present, Mr. Joiner has been a certified public accountant and shareholder of the accounting firm of Loricco, Williams, Crosland and Joiner, CPA, P.A. Mr. Joiner's current accounting practice involves consulting, financial statements, audits, tax compliance, research and planning, and write-up services. From October 1990 to August 1997, Mr. Joiner was a certified public accountant with Webb, McQueen & Co. Mr. Joiner received a Bachelor of Science in Accounting degree, with honors, from Oral Roberts University and also has received a Masters degree, with honors, in Accounting from the University of Florida.

2. INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

         The members of our Board of Directors serve until the next annual meeting of the stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. There are no agreements for any officer or director to resign at the request of any other person, and none of the officers or directors named below are acting on behalf of, or at the direction of, any other person.

G. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth summary information concerning the compensation received for services rendered to us during the fiscal years ended December 31, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE

                           Annual Compensation                        Long-Term Compensation
                                                                      Awards                   Payouts
(A)                  (B)    (C)      (D)     (E)        (F)          (G)           (H)        (I)
                                                          Other
Name &                                       Annual     Restricted   Securities
Principal                                    Compen-      Stock      Underlying      LTIP      All Other
Position             Year   Salary   Bonus   ation        Awards      Options      Payouts    Compensation
--------             ----   ------   ------  -------    ----------   ----------    --------   ------------
Werner K. Ebner[1]          $40,651

[1] These funds were paid to Ebner Corporation as consulting fees for Mr. Ebner's services.

Our board of directors met once from the time of our incorporation in 1999. As of the date of this prospectus, we do not have any committees of the board of directors. Our board of directors intends to authorize the formation of an Audit Committee and a Compensation Committee after our next annual meeting of stockholders.

         At the present time, directors receive no regular compensation for their services on the Board. In 2000, however, Mr. Ebner gifted 250,000 shares of common stock to each of Messrs. Benoit and Maschewsky and 10,000 shares of common stock to each of Messrs. Schiffel and Joiner. Although we intend to compensate our directors in the future, we do not currently have a plan to do so. It is contemplated that any such compensation will involve stock and may have a cash component. We also intend to reimburse directors for out-of-pocket expenses for attending Board meetings.


         Each director serves until the next annual meeting of our stockholders and until his or her successor has been elected or until his or her prior death, resignation, or removal. Each executive officer holds office until his successor has been appointed or until his prior death, resignation, or removal. There are no family relationships among our directors and executive officers.

H. AMENDMENTS OF CHARTER, BYLAWS OR OTHER DOCUMENTS

                                   SIGNATURES

By Order of the Board of Directors of ISNI.Net, Inc.

                  V. EXHIBIT INDEX

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

                                                                Page No.
Exhibit A.

Agreement and Plan of Merger ("APM")                              17
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